Vanguard ESG International Stock ETF Summary Prospectus

December 22, 2020

Exchange-traded fund shares that are not individually redeemable and are listed on Cboe BZX Exchange, Inc.

Vanguard ESG International Stock ETF Shares (VSGX)

The Fund's statutory Prospectus and Statement of Additional Information dated December 22, 2020, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-, mid-, and small-capitalization stocks of companies located in developed and emerging markets outside of the United States and is screened for certain environmental, social, and corporate governance criteria.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard (Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard (Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.15%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

This example does not include the brokerage commissions that you may pay to buy and sell shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Global All Cap ex US Choice Index. The Index, which is market capitalization-weighted, is composed of large-, mid-, and small-cap stocks of companies in developed and emerging markets, excluding the United States, that are screened for certain environmental, social, and corporate governance (ESG) criteria by the Index sponsor, which is independent of Vanguard. The FTSE

Global All Cap ex US Choice Index excludes stocks of companies that FTSE Group (FTSE) determines engage in and/or derive threshold amounts of revenue from the following activities: (i) produce adult entertainment; (ii) produce alcoholic beverages; (iii) produce tobacco products; (iv) produce (or produce specific and critical parts or services for) nuclear weapon systems, chemical or biological weapons, cluster munitions, and anti-personnel mines; (v) produce other weapons for military use; (vi) produce firearms or ammunition for non-military use; (vii) own proved or probable reserves in coal, oil, or gas, or any company that FTSE determines has a primary business activity in: (a) the exploration and drilling for, as well as producing, refining, and supplying, oil and gas products, (b) the supply of equipment and services to oil fields and offshore platforms, (c) the operations of pipelines carrying oil, gas, or other forms of fuel,

(d)integrated oil and gas companies that provide a combination of services listed in (a)-(c) above, including the refining and marketing of oil and gas products, or

(e)the exploration for or mining of coal; (viii) provide gambling services; and (ix) generate revenues from nuclear power production. The level of involvement in, or amount of revenue earned from, certain business lines or activities can vary from one company to another. The Index methodology also excludes the stocks of companies that, as FTSE determines, do not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles, as well as companies that do not meet certain diversity criteria.

See the Securities Selection section for more information regarding the Index exclusions. The components of the Index are likely to change over time.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Investment style risk, which is the chance that returns from non-U.S. small- and mid-capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

•ESG investing risk, which is the chance that the stocks screened by the index sponsor for ESG criteria generally will underperform global stock markets as a whole or that the particular stocks selected for the FTSE Global All Cap ex US Choice Index will, in the aggregate, trail returns of other funds screened for ESG criteria. There are significant differences in interpretations of what it means for a company to meet ESG criteria. The index sponsor's assessment of a company, based on the company's level of involvement in a particular industry or the index sponsor's own ESG criteria, may differ from that of other funds or of the advisor's or an investor's assessment of such company. As a result, the companies deemed eligible by the index sponsor may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable ESG characteristics. The index provider is dependent on the availability of timely and accurate ESG data being reported by companies in the index to evaluate their ESG criteria. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on Cboe BZX Exchange, Inc., and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on Cboe BZX Exchange, Inc., it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from Cboe BZX Exchange, Inc., without first being listed on another exchange or (2) Cboe BZX Exchange, Inc., officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares (based on NAV) in their first full calendar year. The table shows how the average annual total returns of the Fund compare with those of its target index and another comparative index, which have investment characteristics similar to those of the Fund. Returns for the FTSE indexes shown are adjusted for withholding taxes applicable to U.S.-based funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard ESG International Stock ETF Shares1

2019
30%
25%	22.80

20%

15%

10%

5%

0%

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2020, was -2.20%.

During the period shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return		Quarter
Highest	9.73%		March 31, 2019
Lowest	-0.89%	September 30, 2019
Average Annual Total Returns for Periods Ended December 31, 2019
			Since
			Inception
			(Sept. 18,
		1 Year	2018)

Vanguard ESG International Stock ETF Shares

Based on NAV

Return Before Taxes		22.80%	7.40%

Return After Taxes on Distributions		22.07	6.81

Return After Taxes on Distributions and Sale of Fund Shares		13.91	5.57

Based on Market Price

Return Before Taxes		23.12	7.60

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Global All Cap ex US Choice Index		23.48%	7.65%

FTSE Global All Cap ex US Index		21.80	6.85

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since its inception in 2018.

Christine D. Franquin, Principal of Vanguard. She has co-managed the Fund since its inception in 2018.

Purchase and Sale of Fund Shares

ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.vanguard.com.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

Vanguard ESG International Stock ETF Shares—Fund Number 4394

To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.

© 2020 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

SP 4394 122020